SEPTEMBER 15, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD HIGH YIELD FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2022
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford High Yield Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Christopher A. Jones, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2023, he will no longer serve as a portfolio manager to The Hartford High Yield Fund (the “Fund”). Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford High Yield Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Jones’ name in the portfolio manager table:
*
Effective June 30, 2023, Christopher A. Jones, CFA will no longer serve as a portfolio manager for the Fund. Mr. Jones’ portfolio management responsibilities will transition to Michael V. Barry in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  High Yield Fund” in the above referenced Statutory Prospectus, the following information is added for Christopher A. Jones, CFA:
Effective June 30, 2023, Mr. Jones will no longer serve as a portfolio manager to the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7606
September 2022